                               ELECSYS CORPORATION
                           INVESTOR'S RIGHTS AGREEMENT

         THIS INVESTOR'S RIGHTS AGREEMENT (this "Agreement") is made and entered into as of the 1st day of June, 2004, by and among ELECSYS CORPORATION
f/k/a AIRPORT SYSTEMS INTERNATIONAL, INC., a Kansas corporation (the "Company"),
Eiger Investment Group, LLC, a Kansas limited liability company "Eiger"), IRA
f/b/o Karl B. Gemperli, IRA f/b/o Michael D. Morgan, IRA f/b/o Todd A. Daniels,
IRA f/b/o A. Kyle Reinoehl and Christopher G. Thomas (collectively the
"Individual Investors") (The Individual Investors and Eiger may be referred to collectively as the "Investors" and individually as an "Investor").

                                    RECITALS

         A. The Company sold and issued 198,413 shares of its common stock (the
"Initial Shares"), a convertible subordinated debenture in the amount of
$500,000 (the "Convertible Debenture"), and a warrant to purchase 45,635 shares of its common stock (the "Warrant") (the Initial Shares, the Convertible
Debenture and the Warrant are collectively referred to herein as the
"Securities") pursuant to that certain Investment Agreement dated February 7,
2000 (the "Investment Agreement").

         B. Pursuant to that Purchase Agreement dated June 1, 2004, between KCEP VENTURES II, L.P., a Missouri limited partnership ("KCEP"), Eiger and the Individual Investors (the "Purchase Agreement"), KCEP proposes to (i)
sell the Initial Shares to the Individual Investors, (ii) assign the Debenture to Eiger, and (iii) retain the Warrant.

         C. As a condition of entering into the Purchase Agreement, Eiger and the Individual Investors have requested that the Company enter into this
Agreement granting the Investors the same rights as have been granted to KCEP as follows:

                                   1. SECTION

                 Restrictions on Transferability of Securities;
                               Registration Rights

     1.1. Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

          (a) "Board of Directors" shall mean the Company's board of directors, as it may exist from time to time.

          (b) Intentionally Omitted.

          (c) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          (d) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

          (e) "DCI Stockholders" shall mean Chris I. Hammond, Larry C. Klusman and William D. Cook who, by virtue of agreements with the Company, are entitled to include their securities in certain registrations hereunder.

          (f) "Registrable Securities" shall mean (i) any Initial Shares, (ii)
     shares of common stock issued or issuable pursuant to the conversion of the
     Convertible Debenture (the "Debenture Shares"), and (iii) any common stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares of common stock of the Company referenced in (i) and (ii) above; provided, however, that Registrable
     Securities shall not include any shares of common stock that have previously been registered or which have been sold to the public.

          (g) The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

          (h) "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration (including all pre- and post-effective amendments to the registration statements), and expenses associated with the listing for quotation on the American Stock Exchange of the Registrable Securities, but shall not include Selling Expenses and fees and disbursements of counsel for the Investors, except for fees and disbursements of counsel for the Investors or the Stockholders as provided in Section 1.4 hereof, and shall not include the compensation of regular employees of the Investors or the Stockholders, which shall be paid in any event by the Investors or the Stockholders.

          (i) "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

          (j) "Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

          (k) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

          (l) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to a sale of Registrable Securities, fees and disbursements of counsel for the Investors or the Stockholders, any fees and expenses incurred in order to amend or supplement the registration statement or prospectus to reflect transferees, donees, or pledgees, or any costs or expenses related to any road shows or similar sales efforts on behalf of the Investors or Stockholders.

          (m) "Stockholders" shall mean the Investors and any persons or entities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 1.10 hereof.

     1.2 Requested Registration.

     Intentionally Omitted.

     1.3 Company Registrations.

          (a) If the Company shall determine to register any of its securities either for its own account or the account of a security holder exercising demand registration rights, other than a registration relating solely to employee benefit plans, a registration relating solely to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, the Company will:

               (i) promptly give to all Stockholders written notice thereof; and

               (ii) include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in
          Section 1.3(b) and Section 1.12 hereof, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Stockholder and received by the Company within thirty (30) days after the written notice from the
          Company described in clause (i) above is mailed or delivered by the
          Company. Such written request may specify all or a part of a
          Stockholder's Registrable Securities.

          (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the
     Company shall so advise the Stockholders as a part of the written notice given pursuant to Section 1.3(a)(i) hereof. In such event, the right of any
     Stockholder to registration pursuant to this Section 1.3 shall be conditioned upon such Stockholder's participation in such underwriting and the inclusion of such Stockholder's Registrable Securities in the underwriting to the extent provided herein. All Stockholders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the
     Company.

         Notwithstanding any other provision of this Section 1.3, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting.
The Company shall so advise all Stockholders requesting registration, and the number of shares that are entitled to be included in the registration and underwriting (other than on behalf of the Company) as set forth in Section 1.12 hereof. If any person does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

         If shares are so withdrawn from the registration and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with Section 1.12 hereof.

                  1.4 Expenses of Registration. All Registration Expenses
         incurred in connection with any registration, qualification or compliance pursuant to Section 1.3 hereof shall be borne by the
         Company. All Selling Expenses relating to securities so registered shall be borne by the holders of such securities pro rata on the basis of the amount of securities so registered on their behalf. The Company shall not, under any circumstances, be required in connection with a registration hereunder, to (x) conduct any road shows or similar sales efforts for the Investors, (y) pay any expenses to the Investors for any road shows or similar sales efforts, or (z) pay any fees and disbursements of counsel for the Investors.

                  1.5 Registration Procedures. In the case of each registration effected by the Company pursuant to Section 1, the Company will keep each Stockholder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the
         Company will use its best efforts to:

                           (a) Keep such registration effective for a period of
                  one hundred eighty (180) days or until the Stockholders have completed the distribution described in the registration
                  statement relating thereto, whichever first occurs; provided, however, that such one hundred eighty (180) day period shall be extended for a period of time equal to the period the
                  Stockholder refrains from selling any securities included in such registration at the request of an underwriter of common stock (or other securities) of the Company.

                           (b) Prepare and file with the Commission such
                  amendments and supplements to such registration statement and the prospectus used in connection with such registration
                  statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all
                  securities covered by such registration statement;

                           (c) Furnish such number of prospectuses and other
                  documents incident thereto, including any amendment of or
                  supplement to the prospectus, as a Stockholder or Underwriter from time to time may reasonably request in order to
                  facilitate the public offering of such securities; and

                           (d) Notify each seller of Registrable Securities
                  covered by such registration statement at any time when a
                  prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration
                  statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the
                  statements therein not misleading or incomplete in the light of the circumstances then existing;

         1.6      Indemnification.

                           (a) The Company will indemnify the Investors, each of
                  its officers, directors and partners, legal counsel, and
                  accountants and each person controlling an Investor within the meaning of section 15 of the Securities Act, to the extent any registration, qualification, or compliance is effected on its behalf, pursuant to this Section 1, and each underwriter, if any, and each person who controls within the meaning of
                  section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or
                  actions, proceedings, or settlements in respect thereof)
                  arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any
                  prospectus, offering circular, or other document (including any related registration statement, notification, or the like)
                  incident to any such registration, qualification, or
                  compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the
                  Exchange Act, any state securities laws or any rule or
                  regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse any Investor, each of its officers, directors, partners, legal counsel, and accountants and each person
                  controlling any of the Investors, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission to the Company by any Investor, any Stockholder or any underwriter and stated to be specifically for use therein. It is agreed that the

                  indemnity agreement contained in this Section 1.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

                           (b) The Investors will, to the extent Registrable
                  Securities, are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers,
                  stockholders, legal counsel, and accountants and each
                  underwriter, if any, of the Company's securities covered by a registration statement, each person who controls the Company or such underwriter within the meaning of section 15 of the
                  Securities Act, and each of their officers, directors, and partners, against all claims, losses, damages and liabilities
                  (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or
                  alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, its directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or
                  action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with information provided to the Company by such Investors and stated to be specifically for use therein; provided, however, that the obligations of the Investors hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities
                  (or actions in respect thereof) if such settlement is effected without the consent of the Investor (which consent shall not be unreasonably withheld).

                           (c) Each party entitled to indemnification under this
                  Section 1.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying
                  Party") promptly after such Indemnified Party has actual
                  knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the
                  Indemnifying Party of its obligations under this Section 1, to the extent such failure is not prejudicial. No Indemnifying
                  Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such

                  claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an
                  Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                           (d) If the indemnification provided for in this
                  Section 1.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such
                  Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the
                  Indemnifying Party on the one hand and of the Indemnified
                  Party on the other in connection with the statements or
                  omissions that resulted in such loss, liability, claim,
                  damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a
                  material fact relates to information supplied by the
                  Indemnifying Party or by the Indemnified Party and the
                  parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or
                  omission.

                           (e) Notwithstanding the foregoing, to the extent that
                  the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the
                  foregoing provisions, the provisions in the underwriting
                  agreement shall control.

                  1.7 Information by Stockholder. Each Stockholder of
         Registrable Securities shall furnish to the Company such information regarding such Stockholder and the distribution proposed by such
         Stockholder as the Company may reasonably request and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 1.

                  1.8 Limitations on Registration of Issues of Securities.
         Without the consent of the Investors and except for the rights granted to the DCI Stockholders, the Company shall not grant any registration rights which are senior to the rights of the Investors hereunder.

                  1.9 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

                          (a) Make and keep public information regarding the
                  Company available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

                          (b) File with the Commission in a timely manner all
                  reports and other documents required of the Company under the
                  Securities Act and the Exchange Act at any time;

                          (c) So long as the Investors own any Registrable
                  Securities, furnish to the Investors forthwith upon written request a written statement by the Company as to its
                  compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange, a copy of the most recent annual or quarterly report of the Company, and such other
                  reports and documents so filed as the Investors may reasonably request in availing itself of any rule or regulation of the
                  Commission allowing the Investors to sell any such securities without registration.

                  1.10 Transfer or Assignment of Registration Rights. The rights to cause the Company to register securities granted to the Investors by the Company under this Section 1 may be transferred or assigned by the
         Investors only to a transferee or assignee of not less than fifty-one percent (51%) of the Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like), provided that the
         Company is given written notice at the time of or within a reasonable time after such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes the obligations of the Investors under this Agreement in a writing delivered to the Company. Upon consummation of such transfer or assignment, the Investors shall no longer be able to exercise the rights and shall not incur further obligations attributed to the
         "Investors" hereunder.

                  1.11 "Market Stand-Off" Agreement. If requested by the Company and an underwriter of common stock (or other securities) of the
         Company, the Stockholders shall not sell or otherwise transfer or dispose of any common stock (or other securities) of the Company held by such holder (other than those included in the registration) during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act;
         provided, that all officers and directors of the Company and all other persons holding five percent (5%) or more of the Company's outstanding stock enter into similar agreements and provided further, that the
         Stockholders shall not be so prohibited from selling or otherwise transferring or disposing of any common stock (or other securities) of the Company if a Stockholder seeks inclusion in such registration but is unable to participate as a result of the limitations provided in
         Section 1.3(b) and Section 1.12 of this Agreement.

         The obligations described in this Section 1.11 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such one hundred eighty (180) day period.

                  1.12 Allocation of Registration Opportunities. In any
         circumstance in which all of the Registrable Securities and securities of the Company held by others who have been granted registration rights, including the DCI Stockholders, (the "Other Shares") are the subject of a request to be included in a registration and cannot be so included as a result of limitations on the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among those requesting inclusion of shares as follows:

                           (a) Intentionally Omitted.

                           (b) Upon a registration proposed by another holder of
                  Company securities pursuant to Section 1.3, the Registrable
                  Securities to be included in such registration shall be
                  reduced pro rata among the holders of the Warrant, the
                  Investors and the Stockholders to the extent necessary to
                  accommodate the sale of all of the Other Shares by such other holder, even if such reduction may eliminate the opportunity for the sale of the Registrable Securities.

                           (c) Upon a registration proposed by the Company
                  pursuant to Section 1.3, the number of Registrable Securities and Other Shares to be included in such registration shall, after the inclusion of all shares proposed for sale by the
                  Company, be allocated pro rata on the basis of the number of shares of Registrable Securities and Other Shares that would be held by the Investors, the holders, and stockholders of
                  Other Shares, assuming conversion; provided, however, so that such allocation shall not operate to reduce the aggregate
                  number of Registrable Securities to be included in such
                  registration below twenty-five percent (25%) of the total
                  amount of securities included in such offering. If the
                  Investors, the Stockholder, or other security holders do not request inclusion of the maximum number of shares of
                  Registrable Securities and Other Shares allocated to him
                  pursuant to the above-described procedure, the remaining
                  portion of his allocation shall be reallocated among those requesting Stockholders whose allocations did not satisfy
                  their requests pro rata on the basis of the number of shares of Registrable Securities and Other Shares which would be held by such Stockholders, assuming conversion, and this procedure shall be repeated until all of the shares of Registrable
                  Securities and Other Shares which may be included in the
                  registration on behalf of the Stockholders have been so
                  allocated.

                           (d) The Company shall not limit the number of
                  Registrable Securities to be included in a registration
                  pursuant to this Agreement in order to include shares held by stockholders with no registration rights. To facilitate the allocation of Securities in accordance with the above
                  provisions, the Company or the Underwriters may round the
                  number of Securities allocated to any Stockholder to the
                  nearest 100 Securities.

                  1.13 Delay of Registration. The Investors shall not have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

                  1.14 Termination of Registration Rights. The right of the
         Investor to request inclusion in any registration pursuant to Section
         1.3 hereof shall terminate on the closing of an acquisition of the
         Registrable Securities in exchange for publicly traded stock of another entity.

                                   2. SECTION
                            Covenants of the Company

         Intentionally Omitted.

                                   3. SECTION
                              Board Representation

                  3.1      Board of Directors.  Intentionally Omitted.

                                   4. SECTION
                                  Miscellaneous

                  4.1 Governing Law. This Agreement is delivered and shall be construed in accordance with the laws of the State of Kansas, without regard to the conflicts of laws provisions thereof.

                  4.2 Successors and Assigns. Except as otherwise expressly
         provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

                  4.3 Entire Agreement; Amendment; Waiver. This Agreement and
         the documents referred to herein constitute the entire agreement among the parties and supersedes all prior agreements between the parties with respect to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and the Stockholders owning at least a majority of the
         Registrable Securities (on an as-converted basis) not resold to the public, and any such amendment, waiver, discharge or termination shall be binding on all the Stockholders.

                  4.4 Notices, etc. All notices and other communications
         required or permitted hereunder shall be in writing and shall be mailed by United States first-class mail, postage prepaid, or delivered personally by hand or nationally recognized courier or sent via facsimile addressed (a) if to the Company, at 15301 West 109th Street,
         Lenexa, Kansas, 66219, facsimile number (913) 982-5766, Attention: Karl
         Gemperli, or at such other address as the Company shall have furnished to the other parties in writing with a copy to Blackwell Sanders Peper
         Martin LLP, 2300 Main Street, Suite 1000, Kansas City, Missouri 64108,
         Attention: Steven F. Carman, Esq., or (b) if to Eiger or the Individual
         Investors, at the addresses set forth on the signature page. All such notices and other written communications

                                       10

         shall be effective (i) if mailed, five (5) days after mailing, (ii) if delivered, upon delivery and (iii) if sent via facsimile, upon confirmation of receipt.

                 4.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to the Investors, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of the Investors nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of the
         Investors of any breach or default under this Agreement or any waiver on the part of the Investors of any provisions or conditions of this
         Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to the Investor, shall be cumulative and not alternative.

                  4.6 Separability. In case any provision of this Agreement
         shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  4.7 Information Confidential. The Investors acknowledge that the information received by it pursuant hereto may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this
         Agreement, unless the Company has made such information available to the public generally or the Investor is required to disclose such information by a governmental body.

                  4.8 Titles and Subtitles. The titles of the paragraphs and sub-paragraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                  4.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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         IN WITNESS WHEREOF, the parties hereto have executed this Investors
Rights Agreement effective as of the day and year first above written.

                                    ELECSYS CORPORATION (f/k/a)
                                    AIRPORT SYSTEMS INTERNATIONAL, INC.)

                                    By: ___________________________________
                                         Karl Gemperli
                                         President

                                    EIGER INVESTMENT GROUP, LLC,
                                    a Kansas limited liability company

                                    By: ______________________________
                                        c/o Karl Gemperli
                                             4521 West 131st Street
                                             Leawood, KS 66209

                              INDIVIDUAL INVESTORS:

-------------------------------------
Karl B. Gemperli, owner of IRA
4521 West 131st Street
Leawood, KS 66209

------------------------------------        ------------------------------------
Michael D. Morgan, owner of IRA             A. Kyle Reinoehl, owner of IRA
14470 West 140th Street                     14334 West 141st Terrace
Olathe, KS 66062                            Olathe, KS 66062

------------------------------------        ------------------------------------
Todd A. Daniels, owner of IRA               Christopher G. Thomas
15288 Outlook                               573 East 1600 Road
Overland Park, KS 66223                     Baldwin City, KS 66006

                                       12